UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 11, 2019
Date of Report (date of earliest event reported)
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TransEnterix, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	0-19437	11-2962080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices)
919-765-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	TRXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03   -  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
TransEnterix, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware on December 11, 2019 (the “Amendment”). The Amendment was filed to effectuate a reverse stock split of the Company’s Common Stock, par value $0.001 per share (“Common Stock”). Pursuant to the reverse stock split, at the effective time each thirteen (13) shares of Common Stock issued and outstanding were combined into one (1) validly issued, fully paid and non-assessable share of Common Stock. The par value per share remains the same. The Amendment provides that no fractional shares will be issued; the Company will round up any fractional share resulting from the reverse stock split to the nearest whole share. The reverse split ratio selected by the Board of Directors was selected pursuant to the authority granted to the Board of Directors by stockholders at the Special Meeting described below in Item 5.07. The disclosure in Item 5.07 of this Form 8-K is incorporated by reference into this Item 5.03. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 5.07   -  Submission of Matters to a Vote of Security Holders.
At a Special Meeting of Stockholders of the Company held on December 11, 2019, the total number of shares represented in person or by proxy was 203,086,326 of the 255,652,460 shares of Common Stock outstanding and entitled to vote at the Special Meeting as of the record date, November 4, 2019.
The Stockholders voted to approve and authorize the Board of Directors to effect a reverse stock split of Common Stock within a range of not less than one-for-ten and not more than one-for-forty shares, in its discretion, provided that any fractional shares resulting from the reverse stock split shall be automatically rounded up to the next whole share, and to reduce the authorized shares of Common Stock to 500,000,000 shares in the event of a reverse stock split at a ratio of one-for-twenty through one-for-thirty or to 250,000,000 shares in the event of a reverse stock split at a ratio over one-for-thirty. In connection with such reverse stock split, the stockholders approved a corresponding amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended:

158,566,906 votes	FOR the resolution
43,559,556 votes	AGAINST the resolution
959,864 votes	ABSTAIN

The proxy statement for the Special Meeting of Stockholders included a proposal to adjourn the meeting, if necessary, which proposal was not needed because the Reverse Stock Split proposal received sufficient votes for approval.
On December 11, 2019, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of TransEnterix, Inc., filed with the Secretary of the State of Delaware on December 11, 2019
99.1	Press Release, dated December 11, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TransEnterix, Inc.

Date: December 11, 2019	/s/ Anthony Fernando
Anthony Fernando
Chief Executive Officer

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